UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  August 16, 2022

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)
Wisconsin	001-01373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 DeKoven Avenue Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (262) 636-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 Par Value	MOD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Information to be Included in Report

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 16, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of Modine Manufacturing Company (the “Company”), following a competitive request-for-proposal process, approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023, and dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, in each case, effective immediately.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended March 31, 2022 and 2021, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the fiscal years ended March 31, 2022 and 2021, and during the subsequent interim periods through August 16, 2022, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years, and there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that PwC furnish to the Company a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether PwC agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K.  A copy of PwC’s letter to the SEC dated August 19, 2022 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended March 31, 2022 and 2021, and during the subsequent interim periods through August 16, 2022, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP dated August 19, 2022 to the Securities and Exchange Commission regarding change in certifying accountant

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODINE MANUFACTURING COMPANY

Dated: August 19, 2022	By:	/s/ Sylvia A. Stein
Sylvia A. Stein
Vice President, General Counsel, Corporate Secretary, and Chief Compliance Officer